SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                       November 8, 1996

                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     Medium Term Notes

     On November 8, 1996, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a medium-term note program, pursuant to which certain officers of the Registrant may cause it to issue from time to time up to $2,000,000,000 aggregate principal amount of certain medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series F (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series F (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes. The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and First Trust of New York, National Association, as successor trustee to BankAmerica National Trust Company. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York. The resolutions of the Committee are included as Exhibit 99.1 hereto.

     On November 8, 1996, the Registrant entered into a distribution agreement with the agents named therein (the "United States Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated July 12, 1996 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated November 8, 1996. The United States Distribution Agreement is included as Exhibit 1.1 hereto.

     The Medium-Term Notes will be issued from time to time pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-7229 (the "Registration
Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), shares of its preferred stock (which may be represented by depositary shares) and shares of its common stock and was declared effective on July 12, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               1.1       Master United States Distribution
                         Agreement dated November 8, 1996 with
                         respect to the offering of the Medium-
                         Term Notes

               4.1       Indenture dated as of January 1, 1995
                         between NationsBank Corporation and
                         BankAmerica National Trust Company,
                         as  trustee, incorporated herein by
                         reference to Exhibit 4.1 of the Registrant's
                         Registration Statement on Form S-3, as
                         amended, Registration No. 33-57533

                4.2      Successor Trustee Agreement effective
                         December 15, 1995, between NationsBank
                         Corporation and First Trust Bank of New
                         York, as successor trustee to BankAmerica
                         National Trust Company, incorporated herein by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-3
                         Registration No. 333-7229

                 4.3     Form of Senior Medium-Term Note, Series
                         F (Fixed Rate)

                 4.4     Form of Senior Medium-Term Note, Series
                         F (Floating Rate)

                 4.5 Indenture dated as of January 1, 1995 between NationsBank Corporation and The Bank of New York, as trustee, incorporated herein by reference to
                         Exhibit 4.5 of the Registrant's
                         Registration Statement on Form S-3, as
                         amended, Registration No. 33-57533

               4.6       Form of Subordinated Medium-Term Note,
                         Series F (Fixed Rate)

               4.7       Form of Subordinated Medium-Term Note,
                         Series F (Floating Rate)

               5.1 Opinion of Smith Helms Mulliss & Moore, L.L.P. as to the legality of the securities.

               23.1 Consent of Smith Helms Mulliss & Moore, L.L.P. (included in Exhibit 5.1)

               99.1      Resolutions of a Committee of the Board
                         of Directors dated November 8, 1996 with respect to the terms of the offering of the Medium-Term Notes

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION


                                    By: /s/ CHARLES M. BERGER
                                           CHARLES M. BERGER
                                            Associate General Counsel



Dated:  November 14, 1996